Filed pursuant to Rule 497(e)

Registration No. 333-07305

1940 Act File No. 811-07685

FRONTIER FUNDS, INC.

Supplement to Prospectus Dated October 31, 2019

Frontier Phocas Small Cap Value Fund

Institutional Class Shares (FPSVX)

Service Class Shares (FPVSX)

The Board of Directors (the “Board”) of Frontier Funds, Inc. (the “Company”) has approved the liquidation of the Frontier Phocas Small Cap Value Fund (the “Fund”). Upon the recommendation of Frontegra Asset Management, Inc. (“Frontegra”), the investment adviser to the Fund, the Board approved a Plan of Liquidation for the Fund on May 18, 2020. After considering a variety of factors, the Board concluded that it would be advisable and in the best interest of the Fund and its shareholders that the Fund be closed and liquidated as a series of the Company, effective as of the close of business on the liquidation date, June 26, 2020.

Pursuant to the Plan of Liquidation, the Fund will be closed to new purchases, additional investments and incoming exchanges effective after market close on May 26, 2020. Exceptions may be made in limited circumstances when approved by the officers of the Company where it is not operationally possible or it is otherwise impracticable to prohibit new purchases by an account, including purchases made through the automatic reinvestment of Fund distributions, if any, made after May 26, 2020. After the Fund is closed to new investments, shareholders will be permitted to exchange their shares of the Fund for shares of the other available Frontier Funds or to redeem their shares of the Fund, as provided in the Fund’s prospectus. The Fund does not impose a redemption fee; however, please note that your financial intermediary may charge fees in connection with such redemptions or exchanges.

On or about May 26, 2020, the Fund will no longer actively pursue its stated investment objective, and the Fund’s subadviser, Phocas Financial Corporation, will begin to liquidate the Fund’s portfolio. The Fund’s portfolio managers will likely increase the Fund’s assets held in cash and cash equivalents in order to prepare for orderly liquidation and to meet anticipated redemption requests. As a result, the Fund is expected to deviate from its stated investment objective, policies and strategies.

Pursuant to the Plan of Liquidation, any shareholder who has not exchanged or redeemed their shares of the Fund prior to the liquidation date of June 26, 2020, will have their shares redeemed in cash and will receive one or more payments representing the shareholder’s proportionate interest in the net assets of the Fund as of the liquidation date, after the Fund has paid or provided for all taxes, expenses and any other liabilities, subject to any required withholdings. The automatic redemption of Fund shares on the liquidation date will generally be treated the same as any other redemption of Fund shares for tax purposes, so that shareholders (other than tax-qualified plans or tax-exempt accounts) will recognize gain or loss for tax purposes on the redemption of their Fund shares in the liquidation. In addition, the Fund and its shareholders will bear transaction costs and tax consequences associated with the disposition of the Fund’s portfolio holdings prior to the liquidation date. The Fund expects to have declared and paid a distribution or distributions, which, together with all previous such distributions, will have the effect of distribution to the Fund’s shareholders of all of the Fund’s investment company taxable income and net capital gain, if any, realized in the taxable years ending at or prior to the liquidation date. The distribution or distributions will include any additional amounts necessary to avoid federal excise tax.  Shareholders should consult their tax adviser for further information about federal, state and local tax consequences relative to their specific situation.

Important Information for Retirement Plan Investors

If you are a retirement plan investor, you should consult your tax adviser regarding the consequences of a redemption of Fund shares. If you hold your Fund shares through a tax-deferred retirement account, you should consult with your tax adviser or account custodian to determine how you may reinvest your redemption proceeds on a tax-deferred basis. If the redeemed shares are held in a qualified retirement account such as an individual retirement account (IRA) and you have made no election regarding tax withholding, the redemption proceeds may be subject to a 10% federal income tax withholding and any applicable state required withholding.  If you will receive a distribution from an IRA or a Simplified Employee Pension (SEP) IRA that is terminating as a result of the liquidation of the Fund, you must either roll the proceeds into another IRA within 60 days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year, if applicable, or request that the distribution be made directly to another IRA or eligible retirement plan. Please note you can make only one tax-free rollover of a distribution you receive from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs you own.  If you receive a distribution from a 403(b)(7) custodial account (tax-sheltered account) or a Keogh account, you must roll the distribution into an eligible retirement plan within 60 days in order to avoid disqualification of the plan and inclusion of the distribution in your taxable income for the year.  If you are the trustee of a qualified retirement plan or the custodian of a 403(b)(7) custodial account (tax-sheltered account) or a Keogh account, you may reinvest the proceeds in any way permitted by its governing instrument.

This supplement should be retained with your Prospectus for future reference.

The date of this Supplement to the Prospectus is May 20, 2020.